UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 8, 2016

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1225 Seventeenth Street, Suite 1000 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 635-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, The WhiteWave Foods Company (the “Company”) entered into an Agreement and Plan of Merger, dated as of July 6, 2016 (the “Merger Agreement”), by and among the Company, Danone S.A. (“Parent”) and July Merger Sub Inc. (“Merger Sub”), pursuant to which, among other things, it is proposed that Danone will acquire WhiteWave for $56.25 per share in an all-cash transaction in which the Company will merge with Merger Sub (the “Merger”).

This Current Report on Form 8-K contains certain supplemental disclosures regarding the Merger.

Pending Litigation.

As previously disclosed on pages 53-54 of the definitive proxy statement related to the Merger dated August 30, 2016 (the “Definitive Proxy Statement”) under the heading “Litigation Relating to the Merger,” as of August 26, 2016, five (5) putative class action lawsuits have been filed in the United States District Court for the District of Colorado (the “Court”), each asserting a claim for violations of Section 14(a) of the Exchange Act and SEC Rule 14a-9 against the Company and its directors and a claim for violations of Section 20(a) of the Exchange Act against the Company’s board of directors (Malkoff v. Engles, et al., Vanden Berge v. Engles, et al., McDonald v. The WhiteWave Foods Company, et al., Gilhousen v. Engles, et al. and Louie v. The WhiteWave Foods Company, et al.). One lawsuit asserts a claim under Section 20(a) against Parent and Merger Sub (Louie v. The WhiteWave Foods Company, et al.). The complaints allege, among other things, that the Company and its board of directors disseminated a materially misleading proxy statement. On August 23, 2016, the Court ordered that four of the then-pending actions be consolidated, but held in abeyance plaintiff’s request to appoint interim lead counsel and liaison counsel. In addition, on July 12, 2016, Kenneth Bottesi, a purported stockholder of WhiteWave, filed a putative class action lawsuit in the District Court for the City and County of Denver, Colorado, against the Company, its directors, Parent and Merger Sub, challenging the proposed merger between the Company and Parent (Bottesi v. The WhiteWave Foods Company, et al.). The Company believes that each of the lawsuits is without merit.

On August 18, 2016, the plaintiff in the lawsuit captioned Malkoff v. Engles, et al., filed a motion for preliminary injunction pursuant to Federal Rule of Civil Procedure 65(a), seeking to enjoin the special meeting of Company stockholders to vote on the Merger, scheduled for October 4, 2016, unless and until the Company publicly disclosed certain information plaintiff alleged was omitted from the Definitive Proxy Statement. The defendants believe that no further disclosure is required under applicable laws; however, to avoid the risk of the litigation delaying or adversely affecting the Merger and to minimize the expense of defending the litigation related to the Merger, the defendants have agreed to make the supplemental disclosures related to the Merger as set forth herein. As a result of the supplemental disclosures set forth herein, the named plaintiffs in each of the pending lawsuits (Bottesi v. The WhiteWave Foods Company, et al., Malkoff v. Engles, et al., Vanden Berge v. Engles, et al., McDonald v. The WhiteWave Foods Company, et al., Gilhousen v. Engles, et al. and Louie v. The WhiteWave Foods Company, et al.) have concluded that the claims in each of the lawsuits have been mooted, have determined not to seek to enjoin the special meeting of Company stockholders to vote on the Merger, and will dismiss each lawsuit with prejudice on or before September 8, 2016. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

Set forth below are supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The following sentence is added at the end of the paragraph beginning “On March 10 and 11, 2016,” on page 27 of the Definitive Proxy Statement concerning the “Background of the Merger”:

As Danone’s interest in and the nature of any such transaction were unknown at such time, the board of directors did not discuss specific terms of such a transaction.

The following sentence is added at the end of the paragraph beginning “On April 18, 2016,” on page 27 of the Definitive Proxy Statement concerning the “Background of the Merger”:

As Danone had not made a proposal for a transaction at that time, the board of directors did not discuss specific terms of such a transaction.

A new sentence is added following the second sentence of the first full paragraph on page 38 of the Definitive Proxy Statement concerning the “Illustrative Present Value of Future Share Price Analysis” as follows:

Goldman Sachs derived the 10.0% cost of equity by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally.

The third full paragraph on page 38 of the Definitive Proxy Statement concerning the “Illustrative Discounted Cash Flow Analysis” is replaced, in its entirety, with the following:

Illustrative Discounted Cash Flow Analysis. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on WhiteWave. Using discount rates ranging from 7.5% to 9.5%, reflecting estimates of WhiteWave weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2016, (i) estimates of unlevered free cash flow for WhiteWave for the years 2016 through 2026 as reflected in the Forecasts and (ii) a range of illustrative terminal values for WhiteWave, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the unlevered free cash flow to be generated by WhiteWave, as reflected in the Forecasts (which analysis implied exit terminal year adjusted EBITDA multiples ranging from 7.9x to 14.0x, which adjusted EBITDA estimates exclude losses related to WhiteWave’s China joint venture with Mengniu). Stock-based compensation expense (other than grants in connection with WhiteWave’s initial public offering) was treated as a cash expense for purposes of determining unlevered free cash flow. Goldman Sachs derived the weighted average cost of capital by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs also cross-checked such estimates of perpetuity growth rates against the exit terminal year adjusted EBITDA multiples that are implied by such growth rates and a range of discount rates to be applied to the Company’s future unlevered cash flow forecasts. Goldman Sachs derived ranges of illustrative enterprise values for WhiteWave by adding the ranges of present values it derived above. Goldman Sachs then subtracted the net debt as of the quarter ended March 31, 2016 from the range of illustrative enterprise values it derived for WhiteWave, in each case, as provided by the management of WhiteWave to derive a range of illustrative equity values for WhiteWave. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of WhiteWave, as provided by the management of WhiteWave to derive a range of illustrative present values per share ranging from $32 to $63 (values rounded).

The table on page 39 of the Definitive Proxy Statement concerning the “Selected Transactions Analysis” is replaced, in its entirety, with the following:

Goldman Sachs analyzed certain information relating to the following selected large transactions in the food and beverage industry:

Target	Acquiror	Date Announced	Enterprise Value / LTM Adjusted EBITDA	Premium to Undisturbed Share Price

Keurig Green Mountain, Inc.	JAB Holdings Company	December 2015	13.3x	78.0%

SABMiller Plc	Anheuser-Busch InBev NV	August 2015	16.3x	29.2%

Kraft Foods Group, Inc.	H.J. Heinz Company	March 2015	12.5x	N/A

Big Heart Pet Brands	J.M. Smucker Company	February 2015	12.9x	N/A

The Hillshire Brands Company	Tyson Foods, Inc.	May 2014	16.7x	71.0%(1)

D.E. Master Blenders 1753 B.V.	Joh. A. Benckiser	May 2014	18.2x	27.6%

H.J. Heinz Company	3G Capital / Berkshire Hathaway Inc.	February 2013	13.7x	19.9%

Ralcorp Holdings, Inc.	ConAgra Foods, Inc.	November 2012	12.1x	28.0%

Pfizer Nutrition	Nestle S.A.	April 2012	23.7x	N/A

Wimm-Bill-Dann Dairy and Juicy Company	PepsiCo, Inc.	December 2010	16.2x	N/A

Cadbury Plc	Kraft Foods Group, Inc.	August 2009	13.0x	50.0%

Anheuser-Busch Companies, Inc.	InBev S.A.	June 2008	12.5x	33.1%

Wm. Wrigley Jr. Company	Mars, Incorporated	April 2008	19.3x	28.1%

Danone Biscuits	Kraft Foods Group, Inc.	July 2007	14.5x	N/A

Numico NV	Group Danone S.A.	July 2007	21.3x	48.6%

Gerber	Nestle S.A.	April 2007	17.9x (2)	N/A

(1) Represents premium to undisturbed share price of Hillshire based on Tyson’s final offer of $63.00 per share on June 9, 2014. The final offer was following offers of (i) $45.00 by Pilgrim’s Pride on May 27, 2014 (22% premium), (ii) $50.00 by Tyson on May 29, 2014 (35% premium) and (iii) $55.00 by Pilgrim’s Pride on June 3, 2014 (49% premium). Premium to undisturbed share price based on the $36.95 closing price per share of Hillshire’s common stock on May 9, 2014, one trading day prior to the announcement of Hillshire’s intent to purchase Pinnacle Foods.

(2) Represents Gerber enterprise value / 2006A EBIT based on Nestle investor presentation.

Goldman Sachs also analyzed certain information relating to the following selected small transactions in the food and beverage industry:

Target	Acquiror	Date Announced	Enterprise Value / LTM Adjusted EBITDA	Premium to Undisturbed Share Price

AdeS	Coca-Cola Company	June 2016	N/A	N/A

Ballast Point Brewing & Spirits	Constellation Brands	November 2015	16.8x	N/A

Vega	The WhiteWave Foods Company	June 2015	30.5x	N/A

Applegate Farms, LLC	Hormel Foods Corporation	May 2015	15.0x	N/A

Annie’s Inc.	General Mills Inc.	August 2014	38.6x	54.6%

CytoSport Holdings, Inc.	Hormel Foods Corporation	June 2014	15.0x	N/A

Alpro	Dean Foods Company	June 2009	14.5x	N/A

Vitaminwater	Coca-Cola Company	May 2007	19.7x	N/A

The table and following text on page 39 of the Definitive Proxy Statement concerning the results of the “Selected Transactions Analysis” is replaced, in its entirety, with the following:

The following table presents the results of this analysis:

Transaction Type	Selected Transactions		Proposed Transaction
	EV/LTM Adjusted EBITDA Range	EV/LTM Adjusted EBITDA Median	EV/LTM Adjusted EBITDA
Large Food and Beverage	12.1x - 23.7x	15.3x	23.4x
Small Food and Beverage	14.5x - 38.6x	16.8x

Based on its review of the selected transactions and its professional judgment and experience, Goldman Sachs applied illustrative enterprise value to last twelve month adjusted EBITDA multiples from large food and beverage transactions ranging from 12.1x to 23.7x to WhiteWave’s last twelve month adjusted EBITDA (which last twelve month adjusted EBITDA is pro forma for WhiteWave’s acquisitions of Sequel Naturals Ltd and Wallaby Yogurt Company, Inc. and excludes losses related to WhiteWave’s China joint venture with Mengniu) to derive illustrative values per share of WhiteWave common stock ranging from $24 to $57 (values rounded).

The first sentence of the fourth paragraph on page 41 of the Definitive Proxy Statement is replaced, in its entirety, with the following:

WhiteWave’s board of directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. In making its selection, the board of directors also took into account disclosures by Goldman Sachs that its investment banking division did not have any direct investments in Danone.

The table, entitled Certain Forecasts and Extrapolations on page 43 of the Definitive Proxy Statement is replaced, in its entirety, with the following:

CERTAIN FORECASTS AND EXTRAPOLATIONS (1)

	Forecasts (1)				Extrapolations (2)

USD$ in millions	2016E*		2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Sales	$4,346		$4,723	$5,101	$5,484	$5,867	$6,249	$6,624	$6,988	$7,338	$7,668	$7,974

Adjusted EBIT (3)	454		539	628	716	804	897	994	1,083	1,174	1,266	1,356

Adjusted EBITDA (4)	596		703	808	913	1,015	1,125	1,236	1,342	1,446	1,553	1,655

Unlevered Free Cash Flow (5)	78	(6)	224	338	389	446	511	576	641	705	773	838

Adjusted Net Income (excluding Asia Pacific Investment) (7)	257		313	372

Adjusted Earnings Per Share (excluding Asia Pacific Investment) (8)	1.42		1.71	2.02

Source: WhiteWave management.

* Represents Q1 2016 actual figures plus the balance of the year forecast for 2016, excluding potential future adjustments for 2016.

The penultimate paragraph on page 46 of the Definitive Proxy Statement is replaced, in its entirety, with the following:

(5) Unlevered Free Cash Flow is defined for purposes of the Forecasts as “Adjusted EBIT” less income tax expense, plus depreciation and amortization, less capital expenditure and changes in net working capital accounts. Unlevered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity. Assumptions made by WhiteWave’s management in calculating unlevered free cash flows for purposes of the Forecasts related to: net sales growth rates, operating margins, future tax rates, capital investment requirements and working capital metrics. Stock-based compensation expense (other than grants in connection with our initial public offering) was treated as a cash expense for purposes of determining unlevered free cash flow. WhiteWave’s management made the foregoing assumptions in calculating the unlevered free cash flows for purposes of the Forecasts in foregoing manner because the calculations were intended to be used to demonstrate potential projected amounts of cash generated from an operational perspective in the short- to medium-term and not as a potential valuation metric.

Two new footnotes are added on the bottom of page 46 of the Definitive Proxy Statement as follows:

(7) Adjusted Net Income is defined for purposes of the Forecasts as net income after interest expense, income tax expense, and adjusted for the impact of certain non-recurring transaction, restructuring, transition, integration and other similar costs, including SAP transition costs in our Fresh Foods business, grants in connection with our initial public offering and other non-cash stock-based compensation costs, mark-to-market adjustments on hedging transactions, and costs to manage and losses incurred on the investment related to our China joint venture with Mengniu. Adjusted Net Income is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

(8) Adjusted Earnings Per Share is defined for purposes of the Forecasts as adjusted net income after interest expense, income tax expense; and adjusted for the impact of certain non-recurring transaction, restructuring, transition, integration and other similar costs, including SAP transition costs in our Fresh Foods business, grants in connection with our initial public offering and other non-cash stock-based compensation costs, mark-to-market adjustments on hedging transactions, and costs to manage and losses incurred on the investment related to our China joint venture with Mengniu divided by weighted average number of shares outstanding. Adjusted Earnings Per Share is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

The Company stockholders may obtain the Definitive Proxy Statement, as well as other filings containing information about the Company and Parent, free of charge, at the website maintained by the SEC at www.sec.gov. The Company’s filings also available on its internet website, www.whitewave.com, under “Investor Relations”, without charge. In addition, stockholders may obtain a copy of the reports, without charge, by contacting the Company at the following address and phone number: 1225 Seventeenth Street, Suite 1000, Denver, Colorado 80202, Attention: Corporate Secretary, telephone (303) 635-4500. Each such request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of WhiteWave common stock entitled to vote at the special meeting. In order to ensure timely delivery of such documents before the special meeting, any such request should be made promptly to the Company. A copy of any exhibit to a filing may be obtained upon request by a stockholder (for a fee limited to the Company’s reasonable expenses in furnishing the exhibit) to WhiteWave, 1225 Seventeenth Street, Suite 1000, Denver, Colorado 80202, Attention: Investor Relations, telephone (303) 635-4747.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is included in the Definitive Proxy Statement. These documents may be obtained for free as described above.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology. Forward looking statements in this document include, but are not limited to, statements regarding the expected timing of the completion of the transaction. These forward-looking statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those anticipated in these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties as to the timing of the contemplated merger; the possibility that the closing conditions to the contemplated merger may not be satisfied or waived; the effects of disruption caused by the announcement of the contemplated merger; the risk of stockholder litigation in connection with the contemplated transaction, and other risks and uncertainties described in the section “Risk Factors” in WhiteWave’s recent annual report on Form 10-K available on www.whitewave.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WHITEWAVE FOODS COMPANY

By:	/s/ Roger E. Theodoredis
Name: Roger E. Theodoredis
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: September 8, 2016